Exhibit (c) (4)

Confidential

PROJECT DENALI

Presentation to the Board of Directors

February 4, 2013

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information has been filed separately with the Securities and Exchange Commission (the “SEC”).

Evercore Partners

Confidential

These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Special Committee of the Board of Directors (the “Committee”) and the Board of Directors (the “Board”) of Denali Inc. (the “Company”) to whom such materials are directly addressed and delivered. These materials are based on information provided by or on behalf of the Committee and Board and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other third parties or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management or third parties (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared for the benefit and use of the Committee and Board.

These materials were compiled on a confidential basis for use by the Committee and Board in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore.

These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates.

Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

EVERCORE PARTNERS

Table of Contents

Confidential

Transaction and Process Summary

Denali Financial Projections

Valuation Analyses

Section

I

II

III

Evercore Partners

Confidential

I. Transaction and Process Summary

Evercore Partners

Overview

Confidential

The Special Committee has asked Evercore whether, in our opinion, the Merger Consideration is fair, from a financial point of view, to the holders of shares of Company Common Stock entitled to receive such Merger Consideration

This presentation contains a summary of certain analyses that, among other things, Evercore has performed in connection with rendering our opinion:

- Trading Multiple Analysis

- Present Value of Future Stock Price Analysis

- Leveraged Buy-out Analysis

- Share Buyback Analysis

- Premiums Paid Analysis

Evercore has also performed certain supplemental analyses including:

- Discounted Cash Flow Analysis

- Analyst Price Target Analysis

- Historical Trading Range Analysis

The following presentation and financial analyses included herein are based on the following financial projections:

- The Boston Consulting Group, Inc.’s (“BCG”) projections prepared at the direction of the Special Committee (the “BCG Case”)

- In addition, Evercore has reviewed certain productivity gains identified by Management and has analyzed a case that reflects 25% to 75% of such productivity cost take-outs as incremental benefits to the BCG Case (the “Productivity Case”)

Since BCG Case projections were only available through EBIT, Evercore applied certain working capital and cash flow assumptions from the 9/21 Case to the BCG Case to arrive at net income and free cash flow for the BCG and Productivity Cases. Denali Management agrees that the drivers of the key working capital elements are consistent with the drivers that were used in the 9/21 Case

- Denali Management’s projections from September 21, 2012 (the “9/21 Case”), adjusted with updated information as provided by Denali Management

- Currently available projections of 10 Wall Street research analysts through FY15E which were extrapolated to FY18E by keeping revenue growth and margins constant (“Street Median”)

Within the set of Wall Street analyst projections, the lowest projections came from Citigroup Inc. as of 11/16/12 (“Street Low”), while the highest projections were from Bank of America Corporation as of 11/15/12 (“Street High”)

We have applied certain working capital and cash flow assumptions from the 9/21 Case to the Wall Street projections to arrive at net income and free cash flow for the Street Median Case. Denali Management agrees that the drivers of the key working capital elements are consistent with the drivers that were used in the 9/21 Case

Note: All capitalized terms within this document not expressly defined have the meaning as set forth in the Merger Agreement

Evercore Partners

Summary of Current Proposal

Confidential

Transaction Value and Implied Premiums Analysis

Transaction Valuation

($ in billions, except for per share amounts)

Offer Price per Share

$13.65

Implied Equity Value

$24.1

Plus: Debt (01/31/13E) (1)

9.2

Less: Cash (01/31/13E) (1)

(14.9)

Implied Enterprise Value

$18.4

Premium Analysis

Closing Prices

Average Prices

TEV

Premium to Unaffected Date:

Close

Premium

Average

Premium

Premium (2)

Unaffected Price (3)

$10.88

25.5%

-

-

36.5%

1 Week Prior

10.97

24.4%

$10.94

24.8%

34.9%

2 Week Prior

9.97

36.9%

10.74

27.1%

55.1%

1 Month Prior

10.67

27.9%

10.57

29.2%

40.4%

3 Months Prior

9.35

46.0%

9.94

37.3%

70.9%

6 Months Prior

12.32

10.8%

10.54

29.5%

14.7%

1 Year Prior

15.94

(14.4%)

13.01

4.9%

(18.2%)

2 Years Prior

14.39

(5.1%)

14.14

(3.5%)

(6.7%)

52 Week High - at Closing

18.32

(25.5%)

52 Week Low - at Closing

8.86

54.1%

Implied Transaction Multiples

Management

BCG

Productivity Case

Wall Street Research

BoD Preliminary (5)

9/21 Case (4)

BCG

25%

75%

Low

Street Median

High

Enterprise Value To:

FY 2013E EBITDA

4.1 x

4.1 x

4.2 x

4.2 x

4.2 x

4.1 x

4.1 x

4.1 x

FY 2014E EBITDA

3.9

4.3

4.7

4.6

4.4

4.7

4.4

4.3

FY 2015E EBITDA

3.4

-

4.7

4.3

3.6

5.0

4.7

4.1

Equity Value To:

FY 2013E Net Income

8.1 x

8.1 x

8.4 x

8.4 x

8.4 x

8.1 x

8.1 x

8.1 x

FY 2014E Net Income

8.0

8.9

9.7

9.4

8.9

9.1

8.9

8.2

FY 2015E Net Income

6.6

-

9.9

8.7

7.0

9.6

9.2

7.6

FY 2013E CFFO - Capex

10.5 x

-

13.6 x

13.6 x

13.6 x

14.1 x

15.4 x

14.6 x

FY 2014E CFFO - Capex

7.6

-

10.4

10.1

9.6

14.9

11.9

10.0

FY 2015E CFFO - Capex

6.7

-

10.5

9.2

7.5

19.0

13.3

9.3

Note: EBITDA includes stock-based compensation expense; EBITDA and Net Income exclude the impact of one-time charges; Denali fiscal year closes on January 31st

(1) As per 9/21 Case

(2) TEV calculated assuming net debt position and projected share count and in-the-money options as of end of Q2FY14

(3) Throughout this presentation, the Unaffected Price represents the closing price of Denali’s shares on 01/11/13 (the Unaffected Date), the day prior to media rumors of a potential transaction

(4) FY13 EBITDA and Net Income provided by Denali Management on 02/01/13. FY14 EBITDA and Net Income based on Denali Management’s FY14 Internal Plan. Assumes FDSO as provided in 9/21 Case

(5) FY13 figures provided by Denali Management on 02/01/13; FY14 figures from Preliminary Proposed Board Plan for FY14 provided by Denali Management on 01/18/13. Assumes FDSO as provided in 9/21 Case

Source: Denali Management, BCG, FactSet, Wall Street Research

Evercore Partners

Summary of Current Proposal (cont’d)

Confidential

($ in billions, except per share amounts)

Illustrative Sources & Uses

Sources of Funds (7/31/13)

Rollover Existing IG Notes

$4.0

Structured Financing Debt

2.7

New CLO

1.5

Term Loan B

4.0

First Lien Notes

2.0

Second Lien Notes

1.3

Total Debt

$15.4

Mallord Preferred

2.0

MSD Roll at $13.36

3.7

MSD New Equity

0.5

MSDC New Equity

0.3

Sponsor Equity

1.5

Total Equity

$5.9

Total Sources

$23.3

Pro Forma Cash Balance

$5.3

Pro Forma Debt Balance

15.0

Uses of Funds (7/31/13)

Purchase Equity

$24.0

Estimated BS Cash at Close

(13.5)

Restricted Cash

1.8

Cash Needed for WC at Close

3.2

Excess Cash Left on the BS

0.3

Existing IG Notes

5.4

Existing Structured Fin. Debt

1.4

Existing Commercial Paper

0.1

Deal Fees and Expenses

0.6

Total Uses

$23.3

Pro Forma Credit Ratios at Closing (LTM)

Case

Productivity

Street Median

9/21

BCG

At 25%

At 75%

Debt / EBITDA

3.7x

4.1x

4.0x

4.0x

4.0x

Net Debt / EBITDA

2.5x

2.8x

2.8x

2.7x

2.7x

S&P Adj. Debt / EBITDA (1)

3.2x

3.6x

3.6x

3.5x

3.5x

4.5-Year IRR

4.5-Year MOIC

Sponsor

MSD

Sponsor

MSD

9/21 Case

Exit at 4.0x EBITDA

38.1%

43.3%

4.3x

5.1x

Exit at 5.0x EBITDA

44.6%

50.1%

5.3x

6.2x

BCG Case

Exit at 4.0x EBITDA

12.6%

16.9%

1.7x

2.0x

Exit at 5.0x EBITDA

20.2%

24.8%

2.3x

2.7x

Productivity Case - 25.0% Cost Take-Out

Exit at 4.0x EBITDA

23.3%

27.9%

2.6x

3.0x

Exit at 5.0x EBITDA

30.2%

35.1%

3.3x

3.9x

Productivity Case - 75.0% Cost Take-Out

Exit at 4.0x EBITDA

38.1%

43.4%

4.3x

5.1x

Exit at 5.0x EBITDA

44.7%

50.1%

5.3x

6.2x

Street Median

Exit at 4.0x EBITDA

14.8%

19.2%

1.9x

2.2x

Exit at 5.0x EBITDA

22.3%

27.0%

2.5x

2.9x

Illustrative IRR and MOIC

(1) S&P adjusted multiples exclude Denali Financial Services debt and EBITDA from Denali Financial Services and operating leases

Source: Denali Management, BCG, FactSet, Wall Street Research

Evercore Partners

History of Bid Proposals

Confidential

Progression of Bids

Purchase Price Plus Expected Dividends Through Closing

$14.00

$13.00

$12.00

$11.00

$10.00

Expected Dividends

Purchase Price

Unaffected Price

$11.85

$12.86

$13.06

$13.41

$13.76

$13.60

$13.68

$13.76

$13.75

$13.81

$11.69

$12.70

$12.90

$13.25

$13.60

$13.60

$13.60

$13.60

$13.75

$13.65

First Round Bid Midpoint (10/23/12)

Second Round Bid (12/04/12)

Revised Offer (01/15/13)

Revised Offer (01/19/13)

Committee Interpretation

Salamander Interpretation

Revised Offer (02/01/13)

Revised Offer Alternative 1 (02/03/13)

Revised Offer Alternative 2 (02/03/13)

Current Offer (02/04/13)

Revised Offer (01/24/13)

Adjusted Price % Premium to Unaffected Price

7.4% 16.7% 18.6% 21.8% 25.0% 25.0% 25.0% 25.0% 26.4% 25.5%

Adjusted Price % Premium to Unaffected TEV of $13.5Bn (1)

10.7% 24.0% 26.6% 31.2% 35.8% 35.8% 35.8% 35.8% 37.8% 36.5%

Note: TEVs based on balance sheet as the unaffected date (01/11/13). Assumes two dividend payments (in the amount of $0.08 per share per quarter) for all the proposals with expected dividends, except for the 02/01/13 Revised Offer, which assumes one dividend payment ($0.08 per share)

(1) TEV at each offer price calculated assuming projected share count and in-the-money options as of end of Q2FY14

Evercore Partners

Denali’s Historical Share Price Performance

Confidential

Share Price

$20.00

$15.00

$10.00

$5.00

5/17/11 –1Q12 EPS of $0.55 (beating consensus of $0.43) and revenue of $15.0bn (missing consensus of $15.4bn)

2/21/12 –4Q12 EPS of $0.51 (missing consensus of $0.52) and revenue of $16.0bn (slightly above consensus)

4/2/12 –~$1bn acquisition of Wyse

3/13/12 – $1.2bn acquisition of SonicWALL

5/22/12 –1Q13 EPS of $0.43 (missing consensus of $0.46) and revenue of $14.4bn (missing consensus of $14.9bn)

8/21/12 –2Q13 EPS of $0.50 (beating consensus of $0.45) and revenue of $14.5bn (missing consensus of $14.6bn)

1/14/13 – Stock price closes at $12.29, up 13% on rumor of potential transaction

Offer Price: $13.65

Unaffected Price: $10.88

8/16/11 –2Q12 EPS of $0.54 (beating consensus of $0.49) and revenue of $15.7bn (slightly missing consensus)

11/15/11 –3Q12 EPS of $0.54 (beating consensus of $0.45) and revenue of $15.4bn (missing consensus of $16.2bn)

7/2/12 –$2.4bn acquisition of Quest Software

11/15/12 – 3Q13 EPS of $0.39 (missing consensus of $0.48) and revenue of $13.7bn (missing consensus of $14.9bn)

250

200

150

100

50

0

Volume (in millions)

Feb-11

May-11

Aug-11

Nov-11

Feb-12

May-12

Aug-12

Nov-12

Feb-13

Note: All prices as of close

Source: FactSet, Company filings

Evercore Partners

Summary of Certain Proposed Terms

Confidential

Valuation / Consideration

Transaction Structure

Financing

Certain Conditions to Closing

Cash Transfer

Founder Voting Obligations

Description

Salamander to acquire the common stock of Denali (“Denali” or the “Company”) for $13.65 in cash per share of common stock

Salamander has entered into an agreement with certain holders of shares of common stock who would contribute their shares to Salamander in exchange for equity interest in Salamander (“Holders of Rollover Shares”)

Salamander forms two new Delaware corporations: Merger Sub and Intermediate (both wholly owned subsidiaries of Salamander)

Merger Sub merges into Denali with Denali surviving as a wholly owned subsidiary of Intermediate

Denali shareholders (other than treasury shares, shares held by Salamander (including rollover shares) and dissenting shares) receive cash consideration in exchange for their shares of Denali common stock

Salamander has provided Denali with copies of the executed Equity Financing Commitments, Rollover Commitment Agreement, and Debt Financing Commitment, collectively, the “Financing”, which provides Salamander with sufficient cash proceeds to pay the Merger Consideration, satisfy and retire any repaid debt, and pay any fees and expenses due by Salamander

Salamander is not permitted to reduce the total amount of Financing prior to the Closing Date

Affirmative vote in favor of the transaction from a majority of the stockholders who have not agreed to rollover their shares

Absence of a “Company Material Adverse Effect”, defined as any fact, circumstance, change, event, occurrence or effect that has a material adverse effect on the financial condition, business, properties, assets or results of operations of the Company and its Subsidiaries taken as a whole

Denali to use reasonable best efforts to liquidate its marketable securities and, prior to closing, transfer an amount of available cash to Denali (in a tax and cost efficient manner) of no less than $7.4 billion

Certain stockholders (including MSD) have agreed, among other things, to:

Vote, unless the Denali board has made a change in recommendation, in favor of the adoption of the merger agreement and related actions and against any action that would reasonably be expected to contravene or adversely affect the merger, the merger agreement or the transactions contemplated therein;

Vote, in the event that the merger agreement is terminated in connection with Denali accepting a superior proposal, in favor of such superior proposal in the same proportion as the unaffiliated shares are voted in favor of the adoption of the merger agreement and if recommended by Denali board action, in such proportion on any matter regarding the superior proposal;

Vote, in the event of a Denali board change in recommendation, in favor of adoption of the merger agreement in the same proportion as the unaffiliated shares are voted in favor of the adoption of the merger agreement; and

Explore in good faith the possibility of working with persons regarding an acquisition proposal and inform the Company promptly of any acquisition proposals.

Note: Summary based on draft Agreement and Plan of Merger dated [02/03/13]. All capitalized terms within this document not expressly defined have the meaning as set forth in the Merger Agreement

Evercore Partners

Summary of Certain Proposed Terms (cont’d)

Confidential

Go-Shop

Superior Proposal

Termination Fees

Description

45-day go-shop period

Salamander has a single match right with 4 business days right to match an acquisition proposal

“Superior Proposal” means a merger of Denali or acquisition of 50% or more of the assets, consolidated revenues or income or voting stock of Denali (not including an extraordinary dividend or share repurchase) in which the Denali board has determined in its good faith judgment (after consultation with outside legal counsel and its financial advisor) is more favorable to Denali stockholders than the proposed merger

Denali will pay a termination fee of $[180] million if the agreement is terminated (i) by Denali to enter into an alternative agreement with respect to a superior proposal with a “go-shop” party or (ii) by Salamander if Denali board changes its recommendation in response to an alternative acquisition proposal made by a “go-shop party

Denali will pay a termination fee of $[450] million under certain circumstances including if the agreement is terminated:

- by Denali, to enter into an alternative agreement (not with a go-shop party) with respect to a superior proposal;

- by Salamander, if Denali board changes its recommendation not in response to an alternative acquisition proposal made by a

“go-shop” party;

- by (x) Salamander, if Denali materially breaches its reps/warranties/covenants resulting in a failure of its closing condition, (y) either party if the merger doesn’t occur by the outside date and Salamander would have been entitled to terminate per the prior clause (x), or (z) either party as a result of the failure to obtain stockholder approvals at the meeting and, in each case, an acquisition proposal was made [prior to termination]

Salamander to pay a cash shortfall fee of $250 million if the agreement is terminated by Salamander if (i) the rollover contributions fail to qualify as a Section 351 exchange or there has occurred a legal impediment or charge related to the cash transfer or (ii) the amount of cash on hand is less than $7.4 billion solely as a result of a legal impediment or charge

Salamander to pay a reverse termination fee of $750 million if the agreement is terminated by (i) Denali, if Salamander materially breaches its reps/warranties/covenants resulting in a failure of its closing condition (i.e., failure to close given inability to obtain debt financing) or if Salamander fails to close upon satisfaction of closing conditions or (ii) either party if the merger doesn’t occur by the outside date and Denali would have been entitled to terminate because Salamander failed to close upon satisfaction of closing conditions (i.e., failure to close given inability to obtain debt financing)

Denali to pay expense reimbursement of up to $15 million if either party terminates as a result of failure to obtain stockholder approvals at the meeting

Note: Summary based on draft Agreement and Plan of Merger dated [02/03/13]. All capitalized terms within this document not expressly defined have the meaning as set forth in the Merger Agreement

Evercore Partners

Confidential

II. Denali Financial Projections

Evercore Partners

Denali Financial Projections

Confidential

($ in billions, except per share amounts)

Act.

9/21 Case (1)

BCG Case

25.0% Productivity Case

75.0% Productivity Case

Street Median

FY12

FY13

FY14

FY15

FY16

FY17

FY13

FY14

FY15

FY16

FY17

FY13

FY14

FY15

FY16

FY17

FY13

FY14

FY15

FY16

FY17

FY13

FY14

FY15

Revenue

$62.1

$56.7

$59.9

$63.2

$66.6

$68.0

$56.8

$56.4

$55.5

$55.1

$54.3

$56.8

$56.4

$55.5

$55.1

$54.3

$56.8

$56.4

$55.5

$55.1

$54.3

$56.7

$55.2

$54.8

% growth

0.9%

(8.6%)

5.6%

5.6%

5.3%

2.2%

(8.4%)

(0.7%)

(1.7%)

(0.8%)

(1.3%)

(8.4%)

(0.7%)

(1.7%)

(0.8%)

(1.3%)

(8.4%)

(0.7%)

(1.7%)

(0.8%)

(1.3%)

(8.6%)

(2.7%)

(0.6%)

FY13-17 CAGR

4.6%

(1.1%)

(1.1%)

(1.1%)

EBITDA (2)

$5.7

$4.4

$4.7

$5.4

$5.9

$6.0

$4.4

$3.9

$3.9

$3.8

$3.6

$4.4

$4.0

$4.3

$4.6

$4.4

$4.4

$4.2

$5.1

$6.3

$6.1

$4.5

$4.1

$3.9

% margin

9.2%

7.8%

7.8%

8.6%

8.8%

8.8%

7.7%

7.0%

7.0%

6.8%

6.6%

7.7%

7.1%

7.7%

8.4%

8.1%

7.7%

7.4%

9.2%

11.4%

11.2%

7.9%

7.5%

7.1%

FY13-17 CAGR

7.8%

(5.0%)

0.1%

8.5%

EBITA (2)

$5.1

$3.9

$4.1

$4.9

$5.3

$5.4

$3.9

$3.4

$3.3

$3.2

$3.0

$3.9

$3.4

$3.7

$4.0

$3.8

$3.9

$3.6

$4.5

$5.7

$5.5

$3.9

$3.6

$3.5

% margin

8.3%

6.9%

6.8%

7.7%

7.9%

7.9%

6.8%

5.9%

5.9%

5.8%

5.5%

6.8%

6.1%

6.7%

7.3%

7.0%

6.8%

6.4%

8.2%

10.3%

10.1%

6.9%

6.6%

6.4%

FY13-17 CAGR

8.4%

(6.2%)

(0.2%)

9.3%

Net Income (3)

$4.0

$3.0

$3.2

$3.7

$4.0

$4.1

$2.9

$2.5

$2.4

$2.3

$2.2

$2.9

$2.6

$2.8

$3.0

$2.9

$2.9

$2.7

$3.4

$4.3

$4.2

$3.0

$2.7

$2.6

% growth

27.2%

(24.5%)

5.6%

16.6%

9.1%

2.6%

(27.4%)

(12.9%)

(2.4%)

(3.5%)

(6.4%)

(27.4%)

(10.6%)

8.0%

8.9%

(5.0%)

(27.4%)

(6.0%)

27.3%

26.5%

(3.5%)

(25.0%)

(8.7%)

(3.2%)

FY13-17 CAGR

8.4%

(6.4%)

(0.0%)

9.9%

EPS (3)

$2.13

$1.70

$1.76

$2.19

$2.42

$2.52

$1.64

$1.46

$1.45

$1.42

$1.35

$1.64

$1.50

$1.65

$1.82

$1.75

$1.64

$1.58

$2.04

$2.62

$2.56

$1.70

$1.60

$1.60

% growth

34.2%

(20.3%)

3.5%

24.3%

10.7%

4.1%

(23.2%)

(10.7%)

(0.7%)

(2.1%)

(5.1%)

(23.2%)

(8.4%)

9.9%

10.5%

(3.6%)

(23.2%)

(3.6%)

29.5%

28.3%

(2.1%)

(20.4%)

(5.5%)

(0.2%)

FY13-17 CAGR

10.4%

(4.7%)

1.8%

11.9%

CFFO - CapEx

$4.9

$2.3

$3.2

$3.6

$4.1

$4.8

$1.8

$2.3

$2.3

$2.3

$2.6

$1.8

$2.4

$2.6

$3.0

$3.2

$1.8

$2.5

$3.2

$4.2

$4.5

$1.6

$2.0

$1.8

% margin

7.8%

4.0%

5.3%

5.7%

6.2%

7.0%

3.1%

4.1%

4.1%

4.2%

4.7%

3.1%

4.2%

4.7%

5.4%

5.9%

3.1%

4.4%

5.8%

7.7%

8.4%

2.8%

3.7%

3.3%

FY13-17 CAGR

20.2%

9.6%

16.1%

26.5%

(1) FY13 Revenue, EBITDA, EBITA and Net Income based on estimates provided by Denali management on 02/01/13; FY14 Revenue, EBITA, and EPS from Denali Management’s FY14 Internal Plan

(2) Excludes impact of one-time charges and includes the impact of stock-based compensation expense

(3) Excludes impact of one-time charges and amortization of intangibles; includes the impact of stock-based compensation expense

Source: Denali Management, BCG, Wall Street Research

Evercore Partners

Denali Financial Projections (cont’d)

Confidential

Consolidated Denali Revenue ($ in billions)

$70.0

$65.0

$60.0

$55.0

$50.0

CAGR FY13-17:

9/21 Case(1): 4.6%

BCG Case: (1.1%)

$56.7

$59.9

$58.5

$56.4

$55.2

$53.9

$63.2

$57.1

$55.5

$54.8

$51.8

$66.6

$55.1

$68.0

$54.3

FY13

FY14

FY15

FY16

FY17

Consolidated Denali EBITA Margin

8.0%

7.0%

6.0%

5.0%

% FY13-17:

9/21 Case(1): +106bps

BCG Case: (129)bps

7.0%

6.9%

6.8%

7.0%

6.8%

6.6%

5.9%

5.9%

7.7%

7.4%

6.4%

5.9%

5.5%

7.9%

Hp

csc

ASUS

lenovo

acer

5.8%

7.9%

CY13E EBITA(2)

9.5%

7.8%

5.3%

2.7%

1.4%

5.5%

FY13

FY14

FY15

FY16

FY17

9/21 Case(1)

BCG Case

Street Median

Street High(3)

Street Low(3)

FY 2017 Revenue Bridge ($ in billions)

$70.0

$65.0

$60.0

$55.0

$50.0

$54.3

$9.1

$1.3

$1.8

$1.0

$0.6

$68.0

BCG Case

EUC

Enterprise

S&P

Services

Software

9/21 Case

FY 2017 EBITA Bridge ($ in billions)

$8.0

$7.0

$6.0

$5.0

$4.0

$3.0

$2.0

$3.0

$0.6

$0.9

$0.0

$0.6

$0.3

$5.4

BCG Case

EUC

Enterprise

S&P

Services

Software

9/21 Case

Note: EBITA figures post-SBC expense for 9/21 Case and BCG Case. Selected peers EBIT margins based on CY13E

(1) Denali’s 9/21 Case FY13 Revenue and EBITA based on estimates provided by Denali management on 01/18/13; FY14 Revenue and EBITA from FY14 Internal Plan (2) Amortization used in EBITA margin for Acer, Lenovo and Asus based on historical amortization expense (3) Street High and Low metrics shown are the highest and lowest broker for each individual year Source: Denali Management, BCG, Wall Street Research, FactSet, CapIQ

Evercore Partners

Revenue Growth Expectations

Confidential

End-User Computing (EUC)

Total EUC

5.0%

0.0%

(5.0%)

(10.0%)

Desktop, Mobility & Tablet

2.5%

Analyst

Avg.

(7.2%)

(6.2%)

2.5%

(5.7%)

9/21 Case

BCG Case

9/21 Case

BCG Case

CAGR: FY2013–2015

FY2013–2017

Desktop

2.5%

Analyst

Avg.

(7.3%)

(8.1%)

2.5%

(7.9%)

9/21 Case

BCG Case

9/21 Case

BCG Case

CAGR: FY2013–2015

FY2013–2017

Mobility

Mobility & Tablet

2.5%

Analyst

Avg.

(7.0%)

(4.7%)

2.5%

(4.1%)

9/21 Case

BCG Case

9/21 Case

BCG Case

CAGR: FY2013–2015

FY2013–2017

Total Software & Peripherals

4.0%

2.0%

0.0%

(2.0%)

(4.0%)

2.5%

Analyst

Avg.

(2.8%)

(3.5%)

2.1%

(2.8%)

9/21 Case

BCG Case

9/21 Case

BCG Case

CAGR: FY2013–2015

FY2013–2017

Enterprise

Total Enterprise

15.0%

12.0%

9.0%

6.0%

3.0%

0.0%

9.3%

Analyst Avg.

2.8%

6.9%

7.7%

5.4%

9/21 Case

BCG Case

9/21 Case

BCG Case

CAGR: FY2013–2015

FY2013–2017

Servers & Networking

Includes Software segment (Quest)

12.9%

Analyst

Avg.

4.6%

10.0%

9.4%

6.9%

9/21 Case

BCG Case

9/21 Case

BCG Case

CAGR: FY2013–2015

FY2013–2017

Storage

11.5%

Analyst Avg.

0.4%

3.0%

10.2%

3.0%

9/21 Case

BCG Case

9/21 Case

BCG Case

CAGR: FY2013–2015

FY2013–2017

Services

4.8%

Analyst

Avg.

1.3%

4.2%

5.1%

4.2%

9/21 Case

BCG Case

9/21 Case

BCG Case

CAGR: FY2013–2015

FY2013–2017

Note: Software segment not broken out by Wall Street Research, but included in Servers & Networking. Analyst reports released after Denali’s 3Q13 Earnings. Analyst Average based on available segment level projections

Source: Denali Management, BCG, Wall Street Research

Evercore Partners

Management Projections – Budget vs. Actual (Fiscal Periods)

Confidential

Performance versus Internal Forecast ($ in billions)

Revenue

$20.0

$15.0

$10.0

$5.0

$0.0

Actual

Forecast

1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

Op. Income (Non-GAAP) / EBITA

$1.5

$1.0

$0.5

$0.0

Actual

Forecast

1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

Note: Forecast for 1Q13 not available

Performance Relative to Guidance

Date

Metric

Guidance

Actual

06/23/10

Revenue Growth

14 - 19%

16%

OpInc Growth

18 - 23%

40%

FY11

11/18/10

Revenue Growth

14 - 19%

16%

OpInc Growth

28 - 32%

40%

02/15/11

Revenue Growth

5 - 9%

1%

OpInc Growth

6 - 12%

24%

05/17/11

Revenue Growth

5 - 9%

1%

FY12

OpInc Growth

12 - 18%

24%

08/16/11

Revenue Growth

1 - 5%

1%

OpInc Growth

17 - 23%

24%

02/21/12

FY13 EPS

> $2.13

$1.70

05/22/12

Revenue Growth

(7%)

(4%)

1Q13 Sales

IBES: $14.9B

$14.4B

FY13

1Q13 EPS

IBES: $0.46

$0.43

08/21/12

FY13 EPS

$1.70

$1.70

11/15/12

FY13 EPS

$1.70

$1.70

Consensus Sales and EPS miss resulted in 17% share price decline

Progression of Management Projections ($ in billions)

Revenue

FY13

$69.5

July 2011

$63.0

July

2012

$57.5

Sep

2012

$56.7

Dec

2012

FY14

$75.0

July

2011

$66.0

July

2012

$59.9

Sep 2012

$59.9

Dec 2012

Op. Income (Non-GAAP) / EBITA

FY13

$5.8

July 2011

$5.2

July 2012

$4.0

Sep 2012

$3.9

Dec 2012

FY14

$6.6

July 2011

$5.6

July 2012

$4.2

Sep 2012

$4.1

Dec 2012

EBITA Margin (%)

8.3% 8.2% 7.0% 6.9% 8.8% 8.5% 7.0% 6.8%

Source: Denali Management

Evercore Partners

Exc4 17

Productivity Cost Take-Out Confidential

Summary of Productivity Cost Take-Outs (1) Impact to EBITDA Margins

Potential Effective 11.0% 9/21 Case

Productivity Case (75% of Cost Take-Outs)

Efficiency Type Savings 25% 50% 75% 10.3%

Productivity Case (25% of Cost Take-Outs)

COGS [***] [***] [***] [***] BCG Case 10.1%

Marketing [***] [***] [***] [***] 10.0%

End User Computing Sales [***] [***] [***] [***] CY13E EBITA(3)

New Denali Sales (2) [***] [***] [***] [***] 9.5%

R&D [***] [***] [***] [***] 9.0% 7.8%

Other [***] [***] [***] [***] 5.3%

2.7% 8.2%

Total ($3,350) ($838) ($1,675) ($2,513) 1.4%

7.9% 7.9%

8.0%

7.7%

Potential Savings 7.3%

FY14 FY15 FY16 FY17 7.0%

6.9%

Ramp Up 10.0% 50.0% 100.0% 100.0% 7.0% 6.8%

6.4%

25% ($84) ($419) ($838) ($838) 6.8% 6.7%

Effectiveness 50% (168) (838) (1,675) (1,675) 6.1%

75% (251) (1,256) (2,513) (2,513) 6.0%

5.9% 5.9% 5.8%

Memo: 5.5%

Ramp up accounts for the cash costs required to achieve productivity cost

5.0%

take-out FY13 FY14 FY15 FY16 FY17

Note: EBITA figures are post-SBC expense. Denali’s 9/21 Case FY13 EBITA margin based on estimates provided by Denali management on 02/01/13; FY14 EBITA margin from FY14 Internal Plan

(1) Based on discussions with Management, we understand that all or part of the Productivity Cost Take-Outs are implicit in the 9/21 Case

(2) New Denali includes Enterprise, Software and the Enterprise-related portions of the Services and Software & Peripherals businesses

(3) Amortization used in EBITA margin for Acer, Lenovo and Asus based on historical amortization expense

Source: BCG, Denali Management

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.

Confidential

III. Valuation Analyses

Evercore Partners

Summary Valuation Analysis

Confidential

($ in billions, except per share amounts)

Assumptions

Trading Range and Price Targets

Trading Multiples Valuation

Present Value of Future Stock Price

LBO

Share Buyback

Premiums Paid, TEV > $10B

52-week Low and High Range through 1/11/13

Analyst 12-month Price Targets ($8.50 - $15.00, Discounted at 12.5% CoE)

3.0x - 5.0x FY2014E EBITDA

6.0x - 10.0x FY2014E Net Income

6.0x - 10.0x FY2014E CFFO - CapEx

3.0x - 5.0x FY2016E EBITDA, 12.0% - 13.0% CoE

6.0x - 10.0x FY2016E Net Income, 12.0% - 13.0% CoE

6.0x - 10.0x FY2016E CFFO - Capex, 12.0% - 13.0% CoE

20.0% - 30.0% 5-year Target IRR, 3.0x - 5.0x Exit Multiple;

$8.2bn of BS Cash Used; $1.5bn Sponsor Equity

$5.0bn to Repurchase Shares at 15% Premium to Unaffected Price;

3.0x - 5.0x FY2016E EBITDA; 12.0% - 13.0% CoE

$5.0bn to Repurchase Shares at 15% Premium to Unaffected Price;

6.0x - 10.0x FY2016E Net Income 12.0% - 13.0% CoE

22.5% - 27.5% Premium to Share Price 1-week Prior to Unaffected Date

25.0% - 30.0% Premium to Share Price 4-weeks Prior to Unaffected Date

22.5% - 27.5% Premium to Enterprise Value 1-week Prior to Unaffected Date

25.0% - 30.0% Premium to Enterprise Value 4-weeks Prior to Unaffected Date

Metric

$4.8

3.9

4.0 - 4.2

4.1

$3.2

2.5

2.6 - 2.7

2.7

$3.2

2.3

2.4 - 2.5

2.0

$5.9

3.8

4.6 - 6.3

3.9

$4.0

2.4

3.0 - 4.3

2.6

$4.1

2.3

3.0 - 4.2

1.9

$10.97

10.67

$7.63

7.33

Implied Valuation Range

9/21 Case

BCG Case

Productivity Case

Street Median

Unaffected Price: $10.88 Offer Price: $13.65

$8.86 $18.32

$7.74 $13.43

$11.52 $16.99

$10.09 $14.62

$10.24 $15.34

$10.42 $15.16

$10.87 $18.08

$8.61 $14.35

$8.84 $15.48

$9.34 $15.55

$10.92 $18.16

$7.99 $13.31

$8.20 $14.35

$7.01 $11.68

$13.08 $18.64

$9.54 $13.15

$10.83 $19.37

$10.84 $14.56

$14.05 $21.60

$9.11 $13.59

$11.06 $23.11

$10.08 $15.04

$14.31 $22.04

$9.04 $13.48

$10.92 $22.63

$8.20 $11.86

$12.83 $16.87

$10.75 $12.82

$11.45 $16.86

$10.87 $13.08

$13.55 $19.05

$10.01 $13.58

$11.30 $19.77

$11.31 $14.99

$14.43 $21.84

$9.48 $13.85

$11.43 $23.33

$10.45 $15.31

$13.44 $13.99

$13.34 $13.87

$12.69 $13.07

$12.50 $12.87

$6.00 $8.00

$10.00 $12.00

$14.00 $16.00

$18.00 $20.00

$22.00 $24.00

Disclaimer: This summary of certain analyses is provided for illustrative purposes only, does not represent all of the analyses performed by Evercore and should be considered together with the information set forth elsewhere in this presentation. Evercore submitted its preliminary financial analyses within days of being engaged by Denali and has since selected modestly different discount rates and multiples

Note: Implied valuation range as of 01/31/13

Source: Denali Management, BCG, FactSet, Company Filings, Wall Street Research

Evercore Partners

Discounted Cash Flow Analysis

Confidential

Cases

BCG Case

Productivity Case

9/21 Case

Street High

Street Median

Street Low

Implied Valuation Range

Unaffected Price: $10.88

Offer Price:

$13.65

$11.19 $14.42

$12.82 $21.53

$15.92 $21.31

$12.99 $17.12

$11.49 $14.95

$10.63 $13.87

Implied Perp. Growth Rate

Midpoint

(5.5%)

(6.4%)

(7.6%)

(4.9%)

(6.5%)

(7.2%)

$6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00

Note: Assumes 3.0x-5.0x Terminal EBITDA and 10%-12% WACC

Source: Denali Management, BCG, Wall Street Research

Evercore Partners

Peer Group Trading Multiples

Confidential

TEV / CY2013E EBITDA

Denali

Offer Price

3.9x 4.7x 4.6x 4.4x

Unaffected Price

2.8x 3.4x 3.3x 3.2x 4.4x

9/21 BCG Case Prod. Street Med.

9/21 BCG Case Prod. Street Med. 5yr Avg

EBITDA Margin 7.8% 7.1% 7.3% 7.6% 7.6%

PC Heavy

3.7x 5.6x 8.1x 6.1x 6.1x

5.4x 4.6x 3.9x 3.3x

HP 5yr Avg. HP Acer Asus Len. Tosh. AAPL Sams. Fuji.

12.0% 12.7% 1.4% 5.9% 3.0% 8.9% 33.1% 23.6% 6.4%

Enterprise Heavy

8.7x 8.3x 7.3x 6.8x 5.2x 4.1x

IBM ORCL EMC NTAP CSCO CSC

27.1% 49.9% 30.4% 19.4% 31.8% 12.9%

Other

7.2x 5.2x 4.9x 4.8x 4.7x 2.2x

Ricoh XRX Eps. Canon TECD LXK

9.4% 14.3% 7.7% 18.9% 1.5% 16.8%

MEV / CY2013E Net Income

Offer Price

8.0x 9.7x 9.4x 8.9x

9/21 BCG Case Prod. Street Med.

Unaffected Price

6.0x 7.6x 7.4x 7.0x 9.9x

9/21 BCG Case Prod. Street Med. 5yr Avg

8.7x 4.9x

23.9x

11.0x

15.2x

11.6x 9.8x 8.4x

14.9x

HP 5yr Avg. HP Acer Asus Len. Tosh. AAPL Sams. Fuji.

12.7x 12.9x 13.6x

16.7x

10.3x

14.0x

IBM ORCL EMC NTAP CSCO CSC

13.0x

7.4x

n.m

14.0x

8.9x

6.3x

Ricoh XRX Eps. Canon TECD LXK

MEV / CY2013E (CFFO-Capex)

Offer Price

7.6x 10.4x 10.1x 11.9x

9/21 BCG Case Prod. Street Med.

Unaffected Price

6.0x 8.2x 8.0x 9.3x 8.1x

9/21 BCG Case Prod. Street Med. 5yr Avg

6.8x 8.6x

10.7x

15.0x

11.0x

18.2x

9.1x

11.0x

15.3x

HP 5yr Avg. HP Acer Asus Len. Tosh. AAPL Sams. Fuji.

13.1x

12.3x

9.8x

13.7x

9.7x

8.0x

IBM ORCL EMC NTAP CSCO CSC

12.9x

5.7x

19.9x

14.9x

n.m.

7.2x

Ricoh XRX Eps. Canon TECD LXK

Note: Denali figures based on FY2014. 25-75% range shown for Productivity Case. Red dashed lines indicate high and low end of multiples shown in Summary Valuation Analysis

Source: FactSet, BCG, Denali Management, Company Filings, Wall Street Research

Evercore Partners

Denali’s Share Price Performance – Last Five Years

Confidential

Last 5 Years

500%

400%

300%

200%

100%

0%

-100%

Share Price Performance Summary

% Change

Denali (1)

HP

Apple

PC Peers

Enterprise Peers

3 - Month

16.4%

17.6%

(24.0%)

18.1%

5.5%

6 - Month

(11.4%)

(6.8%)

(25.2%)

24.7%

6.8%

1 - Year

(31.1%)

(42.8%)

(0.6%)

12.7%

6.0%

2 - Years

(22.7%)

(64.6%)

31.5%

(4.0%)

7.3%

3 - Years

(26.8%)

(65.6%)

132.9%

(20.6%)

34.0%

5 - Years

(47.6%)

(62.9%)

239.2%

(5.4%)

38.5%

Unaffected Price: (47.6%)

38.5%

(5.4%)

(35.3%)

(62.9%)

Jan-08 Sep-08 May-09 Dec-09 Aug-10 Mar-11 Nov-11 Jun-12 Feb-13

Denali HP Apple PC Peers Index(2) Enterprise Peers Index(3)

(1) Denali percentage change based on unaffected price of $10.88 as of 01/11/13

(2) Includes Acer, Asus and Lenovo

(3) Includes Cisco, EMC, IBM, Microsoft and Oracle

Source: FactSet. Prices as of 02/01/13

Evercore Partners

Denali’s Forward Valuation Multiples Performance

Confidential

NTM MEV/ Net Income Multiple – Last 5 Years

39.0x

33.0x

27.0x

21.0x

15.0x

9.0x

3.0x

Mean MEV / Net Income Performance

Denali (1)

HP

Apple

PC Peers

Ent. Peers

1 - Year

7.0x

5.0x

11.5x

14.4x

12.2x

2 - Years

7.7x

6.0x

11.9x

14.3x

12.5x

3 - Years

8.7x

7.3x

13.3x

14.3x

13.0x

5 - Years

9.9x

8.7x

17.0x

14.4x

13.5x

Memo:

R2 with HP (5-Year)

84%

R2 with HP (3-Year)

92%

R2 with HP (1-Year)

85%

Unaffected NTM MEV / Net Income: 6.9x

16.9x

12.0x

11.6x

8.8x

5.2x

Jan-08 Sep-08 Apr-09 Dec-09 Jul-10 Mar-11 Nov-11 Jun-12 Feb-13

Denali

HP

Apple

PC Peers Index(2)

Enterprise Peers Index(3)

NTM TEV / EBITDA Multiple – Last 5 Years

25.0x

20.0x

15.0x

10.0x

5.0x

0.0x

Mean TEV / EBITDA Performance

Denali (1)

HP

Apple

Ent. Peers

1 - Year

2.9x

3.8x

7.0x

6.8x

2 - Years

3.3x

4.1x

7.1x

6.9x

3 - Years

3.6x

4.7x

8.0x

7.2x

5 - Years

4.4x

5.6x

10.2x

7.6x

Memo:

R2 with HP (5-Year)

66%

R2 with HP (3-Year)

64%

R2 with HP (1-Year)

73%

Unaffected NTM TEV/EBITDA: 2.9x

6.7

4.6

3.9

3.7

Jan-08 Sep-08 Apr-09 Dec-09 Jul-10 Mar-11 Nov-11 Jun-12 Feb-13

Denali

HP

Apple

Enterprise Peers Index(3)

Note: P/E multiples above 50x excluded.; Denali and HP multiples based on reported balance sheet and calculated TEVs; indexes based on information from Factset

(1) Denali figures based on share prices and multiples through 01/11/13

(2) Includes Acer, Asus and Lenovo; Forward EBITDA information not consistently available

(3) Includes Cisco, EMC, IBM, Microsoft and Oracle

Source: FactSet. Prices as of 02/01/13

Evercore Partners

Denali’s Forward Valuation Multiples Performance (cont’d) Confidential

Equity Value / NTM (CFFO-Capex) Multiple – Last 5 Years

34.0x 29.0x 24.0x 19.0x 14.0x 9.0x 4.0x

Mean Equity Value / (CFFO-Capex)

Denali (1) HP Apple PC Peers Ent. Peers

1 - Year 6.3x 6.1x 10.7x 13.5x 10.2x

2 - Years 6.6x 6.7x 11.1x 13.7x 10.4x

3 - Years 7.1x 7.7x 12.4x 15.4x 10.7x

5 - Years 8.1x 8.6x 14.2x 16.0x 11.3x

Unaffected Multiple : 6.2x

12.2x 10.3x 9.0x 7.6x 6.8x

Jan-08 Sep-08 Apr-09 Dec-09 Jul-10 Mar-11 Nov-11 Jun-12 Feb-13

Denali HP Apple PC Peers Index(2) Enterprise Peers Index(3)

Note: Multiples below 0.0x and above 50.0x excluded; Denali and HP multiples based on reported balance sheet and calculated TEVs; other multiples based on information from Factset

(1) Denali figures based on share prices and multiples through 01/11/13

(2) Includes Acer, Asus and Lenovo

(3) Includes Cisco, EMC, IBM, Microsoft and Oracle

Source: FactSet. Prices as of 02/01/13

EVERCORE PARTNERS

Premiums Paid Analysis: Closed Acquisitions in Last 10 Years Globally with Target TEV greater than $10 billion Confidential

All Transactions

Number of Transactions 126

Premium Paid

1 Day Prior 1 Week Prior 4 Weeks Prior

Median 24.5% 27.2% 28.0%

High 116.4% 123.6% 118.7%

75th Percentile 37.1% 39.9% 40.6%

Mean 27.7% 30.3% 32.2%

25th Percentile 13.0% 15.7% 18.4%

Low 0.1% 1.0% 1.9%

Strategic Buyers

Number of Transactions 103

Premium Paid

1 Day Prior 1 Week Prior 4 Weeks Prior

Median 27.9% 28.4% 30.8%

High 116.4% 123.6% 118.7%

75th Percentile 38.0% 41.5% 43.0%

Mean 28.9% 31.7% 33.7%

25th Percentile 14.1% 16.5% 17.9%

Low 0.1% 1.0% 3.3%

All Cash Transactions

Number of Transactions 50

Premium Paid

1 Day Prior 1 Week Prior 4 Weeks Prior

Median 28.0% 30.0% 32.8%

High 116.4% 123.6% 118.7%

75th Percentile 43.3% 51.1% 51.8%

Mean 33.8% 36.3% 38.8%

25th Percentile 18.9% 18.9% 21.9%

Low 0.4% 1.0% 5.7%

Buyer is a Financial Sponsor

Number of Transactions 23

Premium Paid

1 Day Prior 1 Week Prior 4 Weeks Prior

Median 20.1% 22.8% 26.0%

High 45.1% 50.8% 47.2%

75th Percentile 31.2% 31.8% 33.1%

Mean 22.1% 24.3% 25.6%

25th Percentile 10.5% 14.3% 19.6%

Low 4.4% 2.8% 1.9%

Note: Data excludes Banks, REITs and other financial services target companies

Source: FactSet, SDC

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